          As filed with the Securities and Exchange Commission on June 28, 2000


                                             1933 Act Registration No. 333-77475
                                             1940 Act Registration No. 811-09311

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 3 TO

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


A.       Exact name of trust:       AIM SUMMIT INVESTORS PLANS II

B.       Name of depositor:         A I M DISTRIBUTORS, INC.

C.       Complete address of depositor's principal executive offices:

                           11 Greenway Plaza, Suite 100
                           Houston, Texas 77046-1173

D.       Name and address of agent for service:

                           Michael J. Cemo, President
                           A I M Distributors, Inc.
                           11 Greenway Plaza, Suite 100
                           Houston, Texas 77046-1173

                           with a copy to:


                           Jim Coppedge, Esquire
                           A I M Distributors, Inc.
                           11 Greenway Plaza, Suite 100
                           Houston, Texas 77046-1173


                           Martha J. Hays, Esquire
                           Ballard Spahr Andrews & Ingersoll, LLP
                           1735 Market Street, 51st Floor
                           Philadelphia, Pennsylvania  19103-7599

          It is proposed that this filing will become effective (check appropriate box):

                           immediately upon filing pursuant to paragraph (b)
                    ---

                     X     on July 24, 2000 pursuant to paragraph (b)
                    ---

                           60 days after filing pursuant to paragraph (a)(1)
                    ---

                           on (date), pursuant to paragraph (a)(1) of
                    ---    rule 485

                           this post-effective amendment designates a new
                    --- effective date for a previously filed post-effective amendment.

E.       Title and amount of securities being registered:

                           AIM Summit Investors Plans II, an indefinite amount of periodic payment plans being registered.


F.       If appropirate, check the following box:

                     X     this post-effective amendment designates a new
                    ---    effective date for a previously filed post-effective
                           amendment.

G.       Approximate date of proposed public offering:


                           As soon as practicable after the effective date of this Amendment.

      AIM SUMMIT INVESTORS PLANS II

      --------------------------------------------------------------------------

      PROSPECTUS                                   AIM --Registered Trademark--

      JULY 24, 2000


      AIM Summit Investors Plans II provides for the accumulation of shares of AIM Summit Fund.

      Shares of AIM Summit Fund are offered to and may be purchased by the general public through AIM Summit Investors Plans I and AIM Summit Investors Plans II. Details of AIM Summit Fund are found in the AIM Summit Fund Prospectus located at the back of this Prospectus. You should read both this Prospectus and the Prospectus of AIM Summit Fund, Inc. and keep these Prospectuses for future reference. Information concerning AIM Summit Investors Plans I can be found in a separate Prospectus.

      AS WITH ALL OTHER INVESTMENT COMPANY SECURITIES, THE SECURITIES AND
           EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
      SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS
          IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS
                              COMMITTING A CRIME.

      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE

      --Registered Trademark--                          --Registered Trademark--

                                  TABLE OF CONTENTS


                                                                PAGE
Introduction................................................      1
     Purpose and Benefits of the Plans......................      1
     Description of Plans...................................      1
     Investment Objective of the Fund.......................      1
     Principal Risks of Investing in the Plans..............      1
     Cancellation and Refund Rights.........................      1
     Termination of the Plan................................      1
Fee Table...................................................      2
A Typical $50 Monthly Investment Plan.......................      3
Choosing Your Investment Amount.............................      4
     Allocation of Investments and Deductions...............      4
     Total 25 Year Allocations of Investments and Deductions
      When Extended Investment Option
       Is Used..............................................      5
Investments.................................................      6
     Making your Plan Investments...........................      6
       By Check.............................................      6
       Automatic Investment Program.........................      6
     Extended Investment Option.............................      6
     Creation and Sales Charges.............................      6
     Rights of Accumulation.................................      6
     Making Preinvestments to Complete the Plan Ahead of
      Schedule..............................................      7
     Changing the Face Amount of a Plan.....................      7
Withdrawals and Termination.................................      7
     Timing of Receipt of Proceeds on Redemptions of Fund
      Shares................................................      7
     Partial Withdrawals Without Terminating a Plan.........      7
     Complete Withdrawal or Termination.....................      8
     Plan Reinstatement Privilege...........................      9
Planholder Options and Services.............................      9
     Retirement Plans.......................................      9
     Systematic Withdrawal Program..........................      9
     Federal Income Tax Withholding.........................     10
     Statements, Reports and Notices........................     10
Rights and Policies.........................................     10
     Cancellation and Refund Rights.........................     10
     Voting Rights..........................................     11
     Transfer or Assignment Rights..........................     11
     Termination of a Plan by the Sponsor or Custodian......     11
     Substitution of Shares.................................     12
     Plan Completion........................................     12
Service Charges and Other Fees..............................     12
Dividends, Capital Gains and Taxes..........................     13
Additional Information......................................     13
     The Custodian..........................................     13
     The Sponsor............................................     14
     General................................................     16
Transcript of a Hypothetical Plan Account...................     17
Financial Statements........................................     18
AIM Summit Fund Prospectus..................................    A-1

                            ------------------------

     NO SALESMAN, DEALER OR OTHER PERSON IS AUTHORIZED BY THE SPONSOR OR AIM SUMMIT FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PROSPECTUS OF THE AIM SUMMIT FUND OR IN ANY OTHER PRINTED OR WRITTEN MATERIAL AUTHORIZED BY THE SPONSOR OR AIM SUMMIT FUND, AND NO PERSON SHOULD RELY UPON ANY INFORMATION NOT CONTAINED IN THESE MATERIALS.

                                  INTRODUCTION

PURPOSE AND BENEFITS OF THE PLANS

     AIM Summit Investors Plans II (Plans) are designed to provide you an effective and convenient method to create an investment fund for your future capital or income needs by systematically investing a modest sum each month in shares of a mutual fund. Many people recognize the desirability of accumulating an investment portfolio through a planned long-range investment program, but find it difficult to save the necessary money to make periodic stock purchases.

     Payments under a Plan are applied, after authorized deductions, to the purchase of shares of AIM Summit Fund (Fund) at net asset value. Ownership of shares of the Fund through a Plan provides you with several advantages:

          (1) Diversification -- By pooling the money invested by many investors, AIM Summit Fund, Inc. (Fund) will be able to reduce (but not eliminate) risk by diversifying its holdings among many securities in order to minimize the portfolio impact of any single investment.

          (2) Economics of Size -- Purchases and sales of securities often entail disproportionately large unit costs on small transactions. The size and volume of the Fund's portfolio transactions should enable it to effect such transactions at better net unit prices than an individual could achieve.

          (3) Professional Management -- Investors may benefit from the full-time skill and attention of professional managers.

DESCRIPTION OF PLANS

     Plans for the accumulation of shares of the Fund are offered by A I M Distributors, Inc., the sponsor and principal underwriter (AIM Distributors or Sponsor). A Plan calls for fixed monthly investments for 15 years (180 investments). You have the option to make additional monthly investments for up to a total of 25 years (300 investments).


     Shares of the Fund should be considered a long-term investment and are not suitable if you are seeking quick profits or if you might not be able to complete a Plan. A sales load (Creation and Sales Charge) of up to 50% is deducted from the first 12 investments and paid to the Sponsor. There is no sales load on payments 13 through 300.


     Investments made through a Plan will not result in direct ownership of shares of the Fund. Your Plan represents an interest in a trust which has direct ownership of such shares. You have a beneficial interest in the underlying shares of the Fund.

INVESTMENT OBJECTIVE OF THE FUND

     The Fund's investment objective is growth of capital.

PRINCIPAL RISKS OF INVESTING IN THE PLANS

     The value of the shares of the Fund will change when the values of the securities in the Fund's portfolio change. A Plan calls for monthly investments at regular intervals regardless of the value of the Fund's shares. You should therefore consider your financial ability to continue a Plan. A Plan offers no assurance against loss in a declining market. Terminating a Plan at a time when the value of the Fund's shares then held is less than their cost will result in a loss. Prepayment of all or part of the first year's investments in a Plan increases the possible loss in the event of early termination. Because of the Creation and Sales Charge, you will probably lose money if you withdraw an investment or terminate your Plan during the early years of your Plan.

CANCELLATION AND REFUND RIGHTS

     You have the right to a 45 day and an 18 month refund as described in more detail under "Rights and Policies."

TERMINATION OF THE PLAN

     A Plan may be terminated by the Custodian or Sponsor if you fail to make investments under your Plan for a period of 6 months or if shares of the Fund are not available and a substitution is not made. See "Termination of a Plan by the Sponsor or Custodian."

                                   FEE TABLE

     These are the estimated fees and expenses, based on plan Creation and Sales Charges, you may pay if you invest in a Plan.

PLAN OWNER FEES PAID DIRECTLY FROM YOUR PLAN PAYMENT
--------------------------------------------------------------------
  Creation and Sales Charges when you buy shares as a
     percentage of net amount invested                         50.00%(1)
--------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES PAID FROM THE ASSETS OF THE
FUND
as a percentage of average daily net assets
--------------------------------------------------------------------
  Management Fees                                               0.63%
--------------------------------------------------------------------
  Distribution and/or Service (12b-1) Fees(2)                   0.10%
--------------------------------------------------------------------
  Other Expenses                                                0.12%
--------------------------------------------------------------------
Total Annual Fund Operating Expenses                            0.85%
--------------------------------------------------------------------

1 Creation and Sales Charges of up to 50% may be deducted from your first 12 investments. If you complete scheduled payments over a 15-year plan, you will pay Creation and Sales Charges of up to 3.33%.


2 The Distribution and/or Service Fees applicable to shares of the Fund are 0.30%, except that AIM Distributors has contractually agreed to waive 0.20% of these Distribution and/or Service Fees applicable to shares of the Fund beneficially owned through AIM Summit Investors Plans I. Accruing fees at two different rates results in a blended rate, which will increase as a percentage of average daily net assets of the Fund as additional shares of the Fund are acquired outside AIM Summit Investors Plans I.

                     A TYPICAL $50 MONTHLY INVESTMENT PLAN

     This table shows you the investments and deductions under a Plan for a typical $50 monthly investment Plan. The 15-year schedule assumes that all investments were made in accordance with the terms of the Plan. The 25-year schedule reflects the changes applicable to a 15-year Plan that is continued under the Extended Investment Option. The table does not reflect Fund performance, Fund expenses, the payment of any dividends or distributions by the Fund, or custodian fees. Custodian fees are voluntarily paid by the Fund and are reflected under "Other Expenses" of the Fee Table.

                                                            AT THE END OF          AT THE END OF          AT THE END OF
                                                               6 MONTHS                1 YEAR                2 YEARS
                                                           (6 INVESTMENTS)        (12 INVESTMENTS)       (24 INVESTMENTS)
                                                         --------------------   --------------------   --------------------
                                           % OF TOTAL             % OF TOTAL             % OF TOTAL             % OF TOTAL
                                 AMOUNT    INVESTMENTS   AMOUNT   INVESTMENTS   AMOUNT   INVESTMENTS   AMOUNT   INVESTMENTS
    15 YEARS (180 INVESTMENTS)
    --------------------------

Total Investments.............   $ 9,000     100.00%      $300        100%       $600        100%      $1,200       100%
Deduct:
    Creation and Sales
      Charge..................   $   300       3.33%      $150         50%       $300         50%      $ 300         25%
Net Amount Invested Under
  Plan........................   $ 8,700      96.67%      $150         50%       $300         50%      $ 900         75%

    25 YEARS (300 INVESTMENTS)
    --------------------------

Total Investments.............   $15,000     100.00%      $300        100%       $600        100%      $1,200       100%
Deduct:
    Creation and Sales
      Charges.................   $   300       2.00%      $150         50%       $300         50%      $ 300         25%
Net Amount Invested Under
  Plan........................   $14,700      98.00%      $150         50%       $300         50%      $ 900         75%

                        CHOOSING YOUR INVESTMENT AMOUNT

     Use the following tables to select among the range of available monthly Plan investment options. Each table shows the face amount of the Plan and the Creation and Sales Charges that will be charged and the total charges as a percentage of the total amount invested under a Plan and as a percentage of the net amount invested. This information is based solely on investments made under a Plan and does not reflect any investment performance, dividend or income from the Fund over the period of a Plan, or expenses of the Fund or any other charges.

ALLOCATION OF INVESTMENTS AND DEDUCTIONS
15 YEAR PLANS

                                                                          % OF TOTAL DEDUCTIONS
                                      CREATION AND SALES CHARGES         ------------------------
                                 -------------------------------------                   TO NET
     MONTHLY                        PER           PER                                  INVESTMENT    MONTHLY
    INVESTMENT       TOTAL       INVESTMENT   INVESTMENT                  TO TOTAL      IN FUND     INVESTMENT
       UNIT       INVESTMENTS    1 THRU 12    13 THRU 180     TOTAL      INVESTMENTS     SHARES        UNIT
    ----------   -------------   ----------   -----------   ----------   -----------   ----------   ----------
    $    50.00   $    9,000.00   $   25.00        $0        $   300.00      3.33%         3.45%     $    50.00
         75.00       13,500.00       37.50         0            450.00      3.33%         3.45%          75.00
        100.00       18,000.00       50.00         0            600.00      3.33%         3.45%         100.00
        125.00       22,500.00       62.50         0            750.00      3.33%         3.45%         125.00
        150.00       27,000.00       75.00         0            900.00      3.33%         3.45%         150.00
        166.66       29,998.80       83.33         0            999.96      3.33%         3.45%         166.66
        200.00       36,000.00      100.00         0          1,200.00      3.33%         3.45%         200.00
        250.00       45,000.00      125.00         0          1,500.00      3.33%         3.45%         250.00
        300.00       54,000.00      150.00         0          1,800.00      3.33%         3.45%         300.00
        350.00       63,000.00      175.00         0          2,100.00      3.33%         3.45%         350.00
        400.00       72,000.00      200.00         0          2,400.00      3.33%         3.45%         400.00
        450.00       81,000.00      225.00         0          2,700.00      3.33%         3.45%         450.00
        500.00       90,000.00      250.00         0          3,000.00      3.33%         3.45%         500.00
        600.00      108,000.00      300.00         0          3,600.00      3.33%         3.45%         600.00
        700.00      126,000.00      350.00         0          4,200.00      3.33%         3.45%         700.00
        800.00      144,000.00      400.00         0          4,800.00      3.33%         3.45%         800.00
        900.00      162,000.00      450.00         0          5,400.00      3.33%         3.45%         900.00
      1,000.00      180,000.00      500.00         0          6,000.00      3.33%         3.45%       1,000.00
      1,250.00      225,000.00      625.00         0          7,500.00      3.33%         3.45%       1,250.00
      1,500.00      270,000.00      675.00         0          8,100.00      3.00%         3.09%       1,500.00
      1,750.00      315,000.00      700.00         0          8,400.00      2.67%         2.74%       1,750.00
      2,000.00      360,000.00      750.00         0          9,000.00      2.50%         2.56%       2,000.00
      2,500.00      450,000.00      812.50         0          9,750.00      2.17%         2.21%       2,500.00
      5,000.00      900,000.00    1,250.00         0         15,000.00      1.67%         1.69%       5,000.00
     10,000.00    1,800,000.00    1,500.00         0         18,000.00      1.00%         1.01%      10,000.00

TOTAL 25 YEAR ALLOCATIONS OF INVESTMENTS AND DEDUCTIONS WHEN
EXTENDED INVESTMENT OPTION IS USED

                                                                              % OF TOTAL DEDUCTIONS
                                      CREATION AND SALES CHARGE            ---------------------------
 MONTHLY                     -------------------------------------------       TO           TO NET        MONTHLY
INVESTMENT       TOTAL       PER INVESTMENT   PER INVESTMENT                  TOTAL      INVESTMENT IN   INVESTMENT
   UNIT       INVESTMENTS      1 THRU 12       13 THRU 300       TOTAL     INVESTMENTS    FUND SHARES       UNIT
----------   -------------   --------------   --------------   ---------   -----------   -------------   ----------
$   50.00    $   15,000.00         25.00            $0            300.00      2.00%          2.04%       $   50.00
    75.00        22,500.00         37.50             0            450.00      2.00%          2.04%           75.00
   100.00        30,000.00         50.00             0            600.00      2.00%          2.04%          100.00
   125.00        37,500.00         62.50             0            750.00      2.00%          2.04%          125.00
   150.00        45,000.00         75.00             0            900.00      2.00%          2.04%          150.00
   166.66        49,998.00         83.33             0            999.96      2.00%          2.04%          166.66
   200.00        60,000.00        100.00             0          1,200.00      2.00%          2.04%          200.00
   250.00        75,000.00        125.00             0          1,500.00      2.00%          2.04%          250.00
   300.00        90,000.00        150.00             0          1,800.00      2.00%          2.04%          300.00
   350.00       105,000.00        175.00             0          2,100.00      2.00%          2.04%          350.00
   400.00       120,000.00        200.00             0          2,400.00      2.00%          2.04%          400.00
   450.00       135,000.00        225.00             0          2,700.00      2.00%          2.04%          450.00
   500.00       150,000.00        250.00             0          3,000.00      2.00%          2.04%          500.00
   600.00       180,000.00        300.00             0          3,600.00      2.00%          2.04%          600.00
   700.00       210,000.00        350.00             0          4,200.00      2.00%          2.04%          700.00
   800.00       240,000.00        400.00             0          4,800.00      2.00%          2.04%          800.00
   900.00       270,000.00        450.00             0          5,400.00      2.00%          2.04%          900.00
 1,000.00       300,000.00        500.00             0          6,000.00      2.00%          2.04%        1,000.00
 1,250.00       375,000.00        625.00             0          7,500.00      2.00%          2.04%        1,250.00
 1,500.00       450,000.00        675.00             0          8,100.00      1.80%          1.83%        1,500.00
 1,750.00       525,000.00        700.00             0          8,400.00      1.60%          1.63%        1,750.00
 2,000.00       600,000.00        750.00             0          9,000.00      1.50%          1.52%        2,000.00
 2,500.00       750,000.00        812.50             0          9,750.00      1.30%          1.32%        2,500.00
 5,000.00     1,500,000.00      1,250.00             0         15,000.00      1.00%          1.01%        5,000.00
10,000.00     3,000,000.00      1,500.00             0         18,000.00      0.60%          0.60%       10,000.00

                                  INVESTMENTS
MAKING YOUR PLAN INVESTMENTS

     To start a Plan, you must complete an application indicating your monthly Plan investment amount. You may make Plan investments by check or automatically. Plan investments after deduction of applicable creation and sales charges will be invested in the Fund's shares at net asset value.

          BY CHECK

        Your check should be in the amount of your initial monthly investment unit and made payable to State Street Bank and Trust Company, Custodian, and mailed to, Boston Financial Data Services, Inc. (BFDS), P.O. Box 8300, Boston, Massachusetts 02266-8300.

          AUTOMATIC INVESTMENT PROGRAM

        If you wish to have investments in your Plan made automatically without having to write a check each month, you may request that investments be made by means of pre-authorized checks. Under this program, each month BFDS will draft your bank account in the amount of the monthly investment. You may also choose to have investments in your Plan made automatically through a military or government allotment.

        To initiate a Pre-Authorized Check Investment Program, you should complete the appropriate forms and forward them to BFDS. You may terminate a Pre-Authorized Check Investment Program at any time by written notice to BFDS at least five days prior to the date of the next scheduled draft.

     After your Plan application has been accepted and initial investment has been received, you will receive a statement showing the number of shares of the Fund purchased for your account.

EXTENDED INVESTMENT OPTION

     You may continue making monthly investments through an Extended Investment Option after completing all scheduled investments under your Plan. These additional investments are subject to the same deductions as applied to your last scheduled investment. The Custodian, however, may increase the Custodian fee applicable during this period to the rate then being charged for new Plans of the same denomination, but not greater than 75% higher than the Custodian fees detailed in this Prospectus. You may stop all future additional investments under this option by notifying BFDS in writing.

     When the Extended Investment Option is terminated for any reason, the Custodian may increase its fee to the rate then currently being charged for new Plans of the same denomination. In no case, however, will this new rate be more than 75% higher than the current annual rate of the Custodian fees.

CREATION AND SALES CHARGES

     The Sponsor receives Creation and Sales Charges as compensation for its services and costs in creating the Plans and arranging for their administration, for making the Fund's shares available to you at their net asset value and for selling expenses and commissions with respect to the Plans. These charges are deducted from each of the first 12 monthly investments. For example, on a $50 per month Plan, $25.00 is deducted from each of the first 12 investments.

     During the period July 19, 1999 (date sales commenced) through October 31, 1999, total investments made by all planholders amounted to $971,918. The amount of Creation and Sales Charges deducted from these investments was $263,504, of which amount $20,151, was retained by the Sponsor and $243,353, was paid to investment dealers who participated in the sale of Plans.

     Directors, officers and full-time employees of the Fund and the Sponsor and its affiliates may purchase and make investments in Plans directly through the Sponsor without deduction of Creation and Sales Charges. Any expense incurred by the Sponsor during such sales are expected to be minimal.

RIGHTS OF ACCUMULATION


     You, your spouse, your children under the age of 21 and a trustee may combine the face amounts of two or more Plans purchased at any time and the value of any other AIM Funds or AIM Plans then owned to take advantage of the lower Creation and Sales Charges available on larger sized investments.



     You and the other persons listed in the preceding paragraph may also qualify for a reduced Creation and Sales Charge on a new Plan purchase by combining the face amount of any existing AIM Funds and AIM Plan(s) on which investments are current with the face amount of the new purchase or when increasing the face amount of any existing Plan(s) on which investments are current.

     For rights of accumulation, a Plan is considered to be current if:

          (a) it has been completed and not redeemed;

          (b) it has not been completed but has at least as many investments recorded as there are months elapsed since establishment or since being increased; or

          (c) it is a qualified retirement plan, including an IRA.

     Reduced Creation and Sales Charges apply to investments made after the Sponsor has been notified of the eligibility of such Plans for reduced Creation and Sales Charges and has received the information necessary to confirm such eligibility. In the case of existing IRA Plans at the $166.66 per month level, reduced Creation and Sales Charges will apply to investments made on both the existing Plan and the new Plan.

     To qualify for reduced Creation and Sales Charges, you must submit all of the applications for the Plans involved at the same time and include a letter from you (or your dealer) requesting that the face amounts of your Plans be aggregated for the purpose of determining applicable Creation and Sales Charges. If you discontinue investments under one or more of your Plans, you will be responsible for paying the Creation and Sales Charges previously avoided.

MAKING PREINVESTMENTS TO COMPLETE THE PLAN AHEAD OF SCHEDULE

     You may complete a Plan ahead of schedule by making investments in advance of their due dates, but you may make no more than 24 investments in any calendar year, including any monthly investments. In addition to these advance investments, you may make an additional 24 investments which may be made initially or at any time during the life of the Plan. You may accumulate and pay investments in a lump sum. These preinvestments provisions may be waived only

          (a) to make a Plan that is in arrears current,

          (b) for a transfer of assets from a tax-sheltered retirement plan to a Fund tax-sheltered retirement plan, or

          (c) in the event of your death, to allow the Plan to be completed at one time by the estate or beneficiary.

     You will not avoid Creation and Sales Charges by making investments ahead of schedule.

CHANGING THE FACE AMOUNT OF A PLAN

     You may increase the amount of your Plan at any time. In addition, prior to making the 12th investment under a Plan, you may decrease the amount of your Plan by as much as 50% of the face amount. You should send requests for changes in the face amount of your Plan and a completed Plan application for the new face amount to AIM Distributors or BFDS. The revised Plan must be in one of the denominations listed on page 4. The Creation and Sales Charges already paid on the existing Plan will be recomputed and applied as a credit to the Creation and Sales Charges due on the revised Plan at the time that it is established. For a period of 12 months following an increase in the face value of a Plan, you may reduce the face value of the Plan to an amount not less than the original face value. Investments already made will be credited to the revised Plan.

                          WITHDRAWALS AND TERMINATION


TIMING OF RECEIPT OF PROCEEDS ON REDEMPTIONS OF FUND SHARES


     You will be sent the proceeds of a partial or complete redemption of Fund shares within seven days after BFDS receives all necessary documents in proper order. However, if you redeem shares recently purchased by check, you may be required to wait up to ten business days before BFDS will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. The payment period may be extended if the Custodian's right to redeem shares of the Fund has been suspended or restricted because: (a) trading on the NYSE is restricted, as determined by the applicable rules and regulations of the Securities and Exchange Commission (SEC); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

PARTIAL WITHDRAWALS WITHOUT TERMINATING A PLAN


     If you withdraw or sell all of the Fund shares in your Plan, your Plan will normally be terminated. However, if you have owned your Plan for at least 45 days, you may request a partial withdrawal or sale of up to 90% of your shares without terminating your Plan and keep your Plan in effect. If you withdraw your shares from your Plan, you will own those shares directly. If you elect to sell your shares, AFS, acting as your agent, will withdraw and sell the shares and pay the proceeds to you. While there is no fee for a partial withdrawal or sale, there may be federal income tax consequences to you from engaging in a partial withdrawal or sale of your shares.

     You may request a partial withdrawal or sale by writing BFDS at the address listed in this prospectus or by calling BFDS at (617) 483-5000. You may withdraw or sell your shares by telephone only if:

          (a) the proceeds are made payable to you and mailed to your address of record with us;

          (b) there has been no change of address of record with us within the proceeding 30 days;

          (c) you can provide proper identification information;

          (d) the proceeds of the withdrawal do not exceed $50,000; and

          (e) your shares are not held in an IRA or other retirement plan.


     Fund shares you elect to withdraw are redeemed at their net asset value next determined after BFDS receives a request in proper form. You may withdraw or sell your shares during the customary trading session of the NYSE. A dealer who fails to submit a request for withdrawal within the prescribed time frame will be responsible for any losses.


     AIM Distributors has made arrangements with certain dealers to accept telephone instructions for the withdrawal of Fund shares. AIM Distributors may impose conditions on these dealers, including the condition that they enter into agreements (which contain additional conditions with respect to the withdrawal of shares) with AIM Distributors. The Fund, AIM Distributors, the Custodian, and BFDS will not be liable for any loss, expense or cost arising out of any telephone withdrawal request effected in accordance with the authorization set forth in your account application if they reasonably believe such request to be genuine.

     While there is currently no limit to the number of partial withdrawals or sales that you can make, the Sponsor could limit you to exercising the partial withdrawal privilege once during each calendar year. Each partial withdrawal or sale must be at least $100. No partial withdrawal will affect the total number of Plan investments, the period in which such investments are to be made, or the unpaid balance of Plan investments under your Plan.

     After a partial withdrawal and sale of your shares, you may, but are not required to, restore the value of your Plan by remitting to BFDS an amount equal to the cash withdrawal. This amount will be used to purchase Fund shares for your account at their next determined net asset value. You may make a repayment of a partial cash withdrawal after a period of 90 days from the date of redemption, except in the case of plan accounts that are IRAs, for which a reinvestment may be made after a period of 45 days. All reinvestments must be at least $500 or the unrestored amount of the cash withdrawal, whichever is less. Restoration of a partial liquidation of Fund shares held in an IRA account must be made within 60 days in order to avoid tax consequences, including early withdrawal penalties. You must clearly identify replacements of partial cash withdrawals to distinguish them from regular monthly plan investments.

     See "Complete Withdrawal or Termination" below for information concerning the method of providing written instructions to the Custodian to effect a partial withdrawal or liquidation and the circumstances under which the redemption of shares may be delayed.

COMPLETE WITHDRAWAL OR TERMINATION

     You may terminate your Plan at any time by writing to BFDS. When you terminate your Plan you may request that the Custodian deliver the Fund shares you have accumulated (properly registered in your name) in book entry form or in certificate form. You may instead direct the Custodian, as your agent, to withdraw your shares, redeem them and send you the proceeds. If you direct the delivery of your shares, sufficient shares will be redeemed to pay authorized deductions and any applicable transfer taxes, with any net balance to be paid in cash. The redemption of Fund shares is a taxable event. See "DIVIDENDS, CAPITAL GAINS AND TAXES."

     The Custodian requires that instructions in writing for both partial or full redemption of Fund shares held in a Plan be in the form of a signed letter with your signature guaranteed. A signature guarantee is designed to protect you, the Plan, the Sponsor and the Custodian. Acceptable guarantors are banks, broker-dealers, savings and loan associations, credit unions, national securities exchanges and any other "eligible guarantor institution" as defined in rules adopted by the SEC. A notary public is not an acceptable guarantor. The Sponsor currently does not require signature guarantees for redemption requests of $50,000 or less unless the proceeds are to be paid to a person other than the record owner or are to be sent to an address other than the one of record. You will be given notice if this policy is changed. Currently, in addition to these requirements, if you have invested in the Plan to establish an IRA, you should include the following information along with your written request for either partial or full redemption of your shares: (a) a statement as to whether or not you have attained age 59 1/2; (b) a statement as to whether or not you are legally disabled; (c) a statement as to whether or not you elect to have federal income tax withheld from the proceeds of the redemption; and (d) your Social Security number along with the following statement: "I certify under penalties of perjury that the Social Security number provided is correct and that I am not subject to backup withholding either because I am exempt from backup withholding, I have not been notified by the Internal Revenue Service that I am subject to backup withholding, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding." If you have been notified by the Internal Revenue Service that you are currently subject to backup withholding, then you should modify the preceding statement accordingly. Even if you elect not to have federal income tax withheld, you are liable for federal income tax on the taxable portion of the redemption. You may also be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholding, if any, are not adequate. All documents must be in proper order before any redemption can be executed. You should send redemption requests to BFDS. The redemption price will be the net asset value of your shares next determined after BFDS receives such documents in proper order.

PLAN REINSTATEMENT PRIVILEGE

     You may, within 90 days after you have completely terminated your Plan, by written request to BFDS, reinstate your Plan without any additional sales charge, subject to certain restrictions:

          (a) By including with the request an amount which is 10% or more of the redemption proceeds, if no refunded sales charges were provided in the termination.


          (b) By including with the request the full amount of all refunded sales charges, plus an amount equal to 10% or more of the shares redeemed, if the termination was done under the privileges described under "Cancellation and Refund Rights."


     You may not reinstate a terminated plan if you have ever exercised the privilege previously. If you exercise the Plan Reinstatement Privilege, neither the total number of monthly investments to be made nor the unpaid balance of monthly Plan investments under the Plan will be changed.

     The complete termination of your Plan will normally result in the realization of gain or loss for federal income tax purposes. Any gain will be recognized and subject to the applicable capital gains tax. If a loss is realized, reinstatement of your Plan could effect a "wash sale," meaning that the loss will not be recognized for tax purposes. The amount of the non-recognized loss will, however, be added to the cost of the reinstated Plan to determine your basis for tax purposes.

     In addition to the Plan Reinstatement Privilege described above, the Sponsor may from time to time permit planholders who have previously terminated their Plans to establish new Plans on the following terms:

          (a) The Planholder must open the new Plan with an investment equal to or less than the amount of the redemption proceeds received upon redemption of the former Plan. No Creation and Sales Charges or Custodian fees will be subtracted from the initial investment.

          (b) The number of the next investment due on the new Plan will be the number of the next investment due on the former Plan at the time it was terminated.

          (c) Creation and Sales Charges on the new Plan will be the Creation and Sales Charges that would currently be applicable to the former Plan.

     The ability to establish such new Plans will not be generally available, but will be available only during such limited time periods as may be specified by the Sponsor from time to time.

                        PLANHOLDER OPTIONS AND SERVICES

RETIREMENT PLANS

     You may use a Plan to establish tax-deferred qualified retirement plans such as IRAs, IRA-SEPs, Profit Sharing Plans and Money Purchase Plans. The Sponsor has detailed information about such plans, including service fees charged. The annual maintenance fee charged by the Custodian for plans offered by the Sponsor is found under "Service Charges and Other Fees." This fee will be deducted from plan shares unless it is paid in advance. In addition, IRA rollover or transfer contributions can be accepted into a Plan from qualified individuals. However, a tax-deferred qualified retirement plan may not be established by changing the registration of an existing plan.

SYSTEMATIC WITHDRAWAL PROGRAM

     When you complete all regularly scheduled investments, you may choose to establish a Systematic Withdrawal Program. If you are holding Plans in IRAs, Keogh plans, or other retirement plans you may choose to establish a Systematic Withdrawal Program prior to Plan completion by notifying the Sponsor that you do not intend to make any further Plan investments. Under this program, you may choose to receive monthly or quarterly checks in any amount of $50 or more. To provide funds for these payments, the Custodian, as your agent, will redeem shares held in your account on the first business day of each month or quarter, at the Fund's current net asset value. You may cancel, or change the amount of payments made to you under a Systematic Withdrawal Program at any time. Following 90 days' notice to you, the Sponsor may discontinue offering Systematic Withdrawal Programs.


     While a Systematic Withdrawal Program is in effect, you may not elect to receive dividends and distributions in cash on shares of the Fund held in your account. If you have not completed a Plan, except if you are holding Plans in IRAs, Keogh plans or other retirement plans, you may not establish Systematic Withdrawal Program.

     The IRS considers payments you receive under a Systematic Withdrawal Program as a taxable transaction. Since such payments are funded by the redemption of shares of the Fund, they will be treated for tax purposes as a sale or exchange of a capital asset. The payments will result in the recognition of a capital gain or loss, rather than ordinary income.

FEDERAL INCOME TAX WITHHOLDING

     As an additional service, BFDS may withhold 28% of any income dividend or capital gains distribution by the Fund and send that amount to the Internal Revenue Service as a credit against your tax liability, if any. The amount withheld may or may not be equal to the additional taxes you may owe due to the dividend or distribution. The withholding service, however, is only available to you if you reinvest your distributions in full. If you elect to authorize this withholding, the number of Fund shares purchased with the remainder of the income dividend or capital gains distribution will be less than would have otherwise been the case.

     This service is available with respect to all Plans except qualified retirement plans, including IRAs. You may initiate this option by writing to BFDS. Once initiated, the withholding remains in effect until you notify BFDS in writing to terminate the withholding.

STATEMENTS, REPORTS AND NOTICES

     BFDS will mail a statement to you for each investment stating the price per Fund shares purchased, the number of shares purchased after applicable deductions and the total number of Fund shares held for your account. A notice of the next investment due is included. You will also receive at least annually a current Fund prospectus and audited financial statements of the Fund, including a complete list of all securities held in the Fund's portfolio, and copies of all other reports sent by the Fund to its shareholders. You will be sent notices of all income dividends and capital gains distributions made with respect to Fund shares, together with tax reporting information relating to such dividends and distributions. Any notices, reports or documents required to be given to you under this Prospectus will be conclusively deemed to have been given upon mailing to your address of record, and the date of such mailing will be deemed the date such notice was given.

                              RIGHTS AND POLICIES

CANCELLATION AND REFUND RIGHTS

     You have certain rights of cancellation as follows:

          (a) You have the right to cancel your Plan within 45 days after you have received notice of your cancellation rights. You will receive notice regarding your cancellation rights within 60 days after issuance of the Plan. If you elect to cancel your Plan, you must submit a written request to Boston Financial Data Services, Inc., P.O. Box 8300, Boston, Massachusetts 02266-8300. You will receive a cash refund equal to the current net asset value of the Fund shares credited to your Plan account on the date that the cancellation request is received by BFDS plus all Creation and Sales Charges previously paid. BFDS must receive your written request on or before the 45th day.

          (b) You have the right to cancel your Plan within 18 months beginning on the date of the issuance of the Plan. You will receive from the Sponsor a cash payment equal to the sum of (1) the current net asset value of the Fund shares credited to the account on the date of redemption and (2) the amount by which the Creation and Sales Charges deducted from your investments exceed 15% of the investments made up to the date of redemption. Service charges and other fees are not refundable.

     You will be sent a written notice of the 18-month right of cancellation:
(a) if during the first 15 months after the date of issuance of the Plan, you have missed three investments or more; or (b) if following the first 15 months after the date of issuance of the Plan (but prior to 18 months after such date), you have missed one investment or more. If the Sponsor has previously sent a notice in connection with event (a) above, a second notice will not be sent even if additional investments are missed.

     These notices will inform you of your rights, and will also include the value of the account and the amount you would be entitled to receive upon cancellation, as of the date of the notice. For a cancellation request above $50,000 your signature must be guaranteed.

VOTING RIGHTS

     You will receive a notice and proxy statement for each shareholder meeting of the Fund. The Custodian will vote the shares held in your account as you instruct on the voting instructions card which will accompany the notice and proxy statement. If the voting instructions card is validly executed and returned without specification of a choice, the shares will be voted in favor of the proposals of the Fund's management. The Custodian will vote shares for which no valid voting instructions have been received in the same proportion as it votes shares for which it has received instructions. You may attend any such meetings, and if you desire to vote in person the shares held in your account, you may make a written request to the Custodian for a proxy prior to the meeting which will permit the shares to be voted in person.

TRANSFER OR ASSIGNMENT RIGHTS

     To secure a loan, you may assign your right, title and interest in a Plan to a bank or other lending institution. (Qualified retirement plans, including IRAs, are required by federal tax law to be non-assignable.) The bank or other lending institution, however, will not be entitled to exercise the right of partial withdrawal or partial liquidation. During the term of the assignment, you will be entitled to all dividends and distributions on your shares. In addition, you may:

          (a) transfer your right, title and interest to another person whose only right shall be the privilege of complete withdrawal from the Plan; or

          (b) transfer your right, title and interest to another person, trustee or custodian acceptable to the Sponsor, who has made application to the Sponsor for a similar Plan.

     The Custodian will, at the request of the assignee, record an assignment until such time as the assignee notifies BFDS that the assignment has been released. No such assignment will be binding on the Custodian until it is recorded. Until the Custodian and the Sponsor have permitted such assignment to be recorded, they may treat you as the sole and absolute owner of the Plan and the related Fund shares.

TERMINATION OF A PLAN BY THE SPONSOR OR CUSTODIAN

     A Plan normally remains in existence until you have made 300 investment units into your Plan. Neither the Sponsor nor the Custodian can terminate a Plan unless you have failed to make investments for a period of 6 consecutive months from the scheduled due date of the last investment made (including any investments made in advance of their scheduled due dates). For example, if you have made all investments due under your Plan through June 30th of a given year (regardless of when such investments were made) and you make no further investments, your Plan may not be terminated before December 31st of that same year. Any scheduled investment made prior to the termination of a Plan extends the due dates of all future investments for a period equal to the period during which no investments were made. Accordingly, you need only make one investment during each 6-month period to prevent your Plan from being terminated.

     A Plan may also be terminated prior to the accumulation of 300 investment units if shares of the Fund are not available and a substitution is not made. After 300 investment units have been made, or on the happening of any of the other events justifying termination, the Sponsor or the Custodian may terminate a Plan 60 days after mailing to you a written notice of the termination.

     On termination, the Custodian, acting as your agent, must withdraw the shares from the Custodianship and, as your agent, may surrender for sale all of your Fund shares, or sufficient Fund shares to pay all authorized deductions. Any adjustment in Creation and Sales Charges or other charges occasioned by virtue of your termination through the exercise of one of the refund privileges will be made at the same time. The shares and/or cash, after payment of all authorized deductions, will be held by the Custodian as your agent for delivery to you upon your instruction. No interest will be paid on any cash balances held. If the Custodian does not receive a response within 60 days after mailing the notice of termination to you, the Custodian, in its discretion, may mail the shares and/or check payable to you, to your last known address of record, and you will be deemed to have no further rights under your Plan. In all events, terminated Plans will not be resold. Undeliverable shares and cash will be held by the Custodian in trust for your account, subject to applicable abandoned property laws.

SUBSTITUTION OF SHARES

     The Sponsor may substitute shares of another investment as the underlying investment if it deems such action to be in the best interests of the Planholders. Substituted shares generally will be comparable in character and quality to the Fund's shares, and will be registered with the SEC under the Securities Act of 1933, as amended. Before any substitution can be made, the Sponsor must:

          (a) Obtain an order from the SEC approving such substitution under the provisions of Section 26(b) of the Investment Company Act of 1940, as amended (the 1940 Act);

          (b) Give written notice of the proposed substitution to the Custodian;

          (c) Give written notice of the proposed substitution to you, giving a reasonable description of the substituted fund shares, disclosing that, unless you respond within 30 days of the date of mailing of such notice, you will be considered to have agreed to bear your pro rata share of expenses and taxes in connection with the substitution. The pro rata share of expenses and taxes are payable from any income dividends and any capital gains distributions, but if such dividends and distributions are insufficient, the pro rata share of expenses and taxes are collectable by the Custodian from the proceeds of the sale of Fund shares held for your account; and

          (d) Provide the Custodian with a signed certificate stating that such notice has been given to you.

     If you do not respond within the 30-day notice period, the Custodian will purchase shares of the substituted fund with your subsequent investments and any dividends and distributions which may be reinvested for your account. If shares of the substituted fund are also to be substituted for the shares already held, the Sponsor must arrange for the Custodian to be furnished, without payment of a sales charge of any kind, with shares of the substituted fund having an aggregate value equal to the value of shares of the Fund for which they are to be substituted.

     If Fund shares are not available for purchase for a period of 90 days or longer, and the Sponsor fails to substitute other shares, the Custodian may, but is not required to, select another underlying investment. If the Custodian selects a substitute investment, it shall first obtain an order from the SEC approving such substitution as specified above and then shall notify you, and if, within 30 days after mailing such notice, you give your written approval of the substitution and agree to bear your pro rata share of actual expenses, including any tax liability sustained by the Custodian, the Custodian may thereafter purchase such substituted shares. Your failure to give such written approval within the 30-day period shall give the Custodian authority to terminate your Plan.

     If Fund shares are not available for purchase for a period of 90 days or longer, and neither the Sponsor nor the Custodian substitutes other shares, the Custodian has the authority, without further action on its part, to terminate the Plans.

PLAN COMPLETION

     After you have completed your Plan investments, you have the following options:

          (a) Have the Custodian hold your Fund shares until after the 300th investment has been made;

          (b) Register your Fund shares in your name;

          (c) Sell your Fund shares and receive the cash proceeds; or

          (d) Establish a Systematic Withdrawal Program.

     You may also continue the Custodianship after the 300th investment under the Plan, subject to the right of the Sponsor or Custodian to terminate the Plan.

                         SERVICE CHARGES AND OTHER FEES

     There are currently no deductions against Planholders' accounts or against Fund dividends and/or distributions to compensate the Sponsor or the Custodian for its services except the fees and charges described below.

     If your Plan is not current and you have not made any Plan investments for a 12-month period, the Custodian will deduct from your account a fee of $12 per year for its services. If you send a Plan investment by check or other order for the payment of money which is not honored by the bank on which it is drawn, the Custodian will deduct $5.00 from your account for each monthly Plan investment. The Custodian will charge you $2.50 for terminating a Plan.

     If you establish your Plan as an IRA, the Custodian will deduct an annual IRA custodial fee of $10 from your account. You may pay this annual fee in advance by sending a separate check clearly identified as an IRA custodial fee payment to the Custodian.

     The Fund and the Sponsor reserve the right to impose a processing fee of $1.50 for each monthly Plan investment received by check (up to a maximum of $5 per event). You do not pay a fee for your initial investment to establish a Plan. There is no processing fee on monthly Plan investments made through an automatic investment option. The check processing fee is not currently in effect.

     The aggregate amount of Custodian fees deducted by the Custodian with respect to the Plan during the period July 19, 1999 (date sales commenced) through October 31, 1999 was $0.

     A Planholder will be charged for reproduction of account history at the rate of $5.00 for each year researched.

     All other Custodian fees which would otherwise be charged to the Plan or the Planholders, or deducted from Fund dividends and/or distributions, may be paid by the Fund or the Sponsor. Although there is no current intention to do so, the Fund reserves the right to cease paying such fees, and the Sponsor reserves the right to cause deductions in the future against the Plans, the Planholders, and Fund dividends and/or distributions to compensate the Custodian for its services.

     There were no aggregate annual charges and deductions for maintenance and other expenses assessed to planholders for the period July 19, 1999 (date sales commenced) through October 31, 1999. Distributions, if any, are normally declared in December of each year.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

     Unless otherwise directed by you, the net amount of all income dividends and capital gains distributions, are automatically used to purchase additional Fund shares at net asset value. No Creation and Sales Charges will be deducted from any such reinvestment. You may instruct BFDS by written notice, received at least seven days prior to the record date of an income dividend or capital gains distribution, to remit the net amount of such dividend or distribution to you. You may change these directions at any time.

     You are deemed for federal income tax purposes to be the owner of the underlying Fund shares accumulated in your account. Dividends and distributions on such shares paid to you in cash or reinvested in additional Fund shares are taxable to you. See "Taxes" in the accompanying Fund prospectus for a discussion of the tax treatment of such dividends and distributions. As soon as practicable after the close of each calendar year, you will be advised of the amount and nature of the ordinary income dividends and capital gains distributions received on your behalf during such year. Qualified retirement plans, including IRAs, may be entitled to defer taxes until some later date. Participants should consult their tax advisors.

     The Creation and Sales Charges deducted from your investments in your Plan are not deductible for tax purposes by you, but are included in your tax basis for the Fund shares in your account. Any Custodian fee and service charge you may have paid (whether as a deduction from your investments in your Plan or as a deduction from the distributions made on the Fund shares in your account) may be deductible for tax purposes by you dependent on whether you itemize deductions, the total amount of your miscellaneous itemized deductions and the level of your adjusted gross income.

     Under provisions of the Code, the Custodian may be required to withhold from dividends and liquidations 31% of all amounts otherwise payable to you if you have not provided the Custodian with a correct certified tax identification number or if you have been notified by the Internal Revenue Service that you are subject to "backup withholding" because of underreporting of reportable payments. The amounts withheld will be credited against your federal income tax liability, and, if withholding results in an overpayment of taxes, you may obtain a refund from the Internal Revenue Service.

     Neither the Custodian, BFDS, nor the Sponsor bears any taxes arising from the custody of the Fund shares or the operations of the Custodianship under the Plans. The Custodian, BFDS, and the Sponsor are authorized to incur any expenses deemed necessary or appropriate in connection with any claim or possible claim for taxes against the Custodianship or the accounts of Planholders. The Sponsor or the Custodian may, in its discretion, deduct charges against your account on a pro rata basis (determined by reference to the total number of Fund shares affected) in order to pay or set up reserves for such claims and related expenses.

                             ADDITIONAL INFORMATION

THE CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, acts as Custodian for the Plans pursuant to a custodian agreement, dated April 29, 1999 (Custodian Agreement). The Custodian is a corporation organized under the laws of the Commonwealth of Massachusetts and is subject to supervision by the Massachusetts Commissioner of Banks. The Custodian's Internal Revenue Service Employer Identification Number is 04-1867445.

     The duties of the Custodian under the Custodian Agreement include the receipt of all of your investments and income dividends and capital gain distributions on Fund shares, the processing of all authorized deductions therefrom and the purchase and retention of Fund shares for your accounts. The Custodian also effects partial or complete liquidations of Plans in connection with withdrawals or terminations and the various other functions discussed above.

     The Custodian receives and holds in trust without interest all cash and Fund shares held by a Plan until completion and/or termination of the Plan. BFDS keeps a complete record of your account and mails receipts for each of your investments showing the number of shares held for your account, notices (including distribution notices and tax statements), reports to shareholders, prospectuses and proxy material. The Custodian causes periodic audits to be taken of the records it maintains relating to the Plans, unless such audits are arranged for by the Sponsor, and prepares and files tax returns and other reports required by law. The Custodian assumes only those responsibilities specifically imposed on it under its Custodian Agreement with the Sponsor. The Custodian has no responsibility for the choice of the underlying investment, for the investment policies and practices of the management of the Fund, for the acts or omissions of the Sponsor, for compliance by the Sponsor with the laws of the United States, any state or other jurisdiction relating to the sale, registration or qualification of securities, or for the Sponsor's compliance with any rules, regulations or orders of any regulatory agencies or commissions, for the validity of written designations of beneficiaries executed by planholders, or for signatures guaranteed by persons other than banks or members of national securities exchanges.

     The Custodian is authorized to commingle only those payments, dividends and certificates of Fund shares which are held for or received from the various planholders of Plans which are subject to this Prospectus. While the Custodian does not assert a lien in general terms on the property held by it, the authorization conferred on the Custodian to make the various deductions discussed above, and in certain cases to sell Fund shares, may be considered authorization to the Custodian to create such liens.

     The Custodian Agreement cannot be amended in such a manner as to adversely affect your material rights and privileges without your written consent.

     An unlimited number of Plans may be issued under the Custodian Agreement.

     Under certain circumstances as provided in the Custodian Agreement, the Sponsor or the Custodian has the right to terminate the services of the Custodian. However, no such termination or resignation may be made as to the Plans then in force unless all Fund shares have been liquidated and the proceeds distributed to you, or unless a successor custodian has been designated and has accepted the custodianship. Any successor custodian must be a bank or trust company having at all times aggregate capital, surplus and undivided profits in excess of $1,000,000. Notice of such a change will be sent to you, but your consent is not required.

THE SPONSOR

     A I M Distributors, Inc., (11 Greenway Plaza, Houston, Texas 77046) is a Delaware corporation organized on November 18, 1976. It is a wholly owned subsidiary of A I M Advisors, Inc. (AIM). AIM is a wholly owned subsidiary of A I M Management Group Inc. (AIM Management), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly-traded holding company that, through its subsidiaries, is engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. AIM and AIM Management have the same address as AIM Distributors. The address of AMVESCAP PLC is 11 Devonshire Square, London EC2M 4YR, England. AIM Distributors is a member of the National Association of Securities Dealers, Inc. The Sponsor's directors and principal officers, all of whom have the same business address as the Sponsor, are listed below. AIM Distributors' Internal Revenue Service Employer Identification Number is 74-1894784.

     Charles T. Bauer is Director and Chairman, A I M Management Group Inc.,
A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and Fund Management Company; and Director and Executive Vice Chairman, AMVESCAP PLC.

     Michael J. Cemo is Director and President, A I M Distributors, Inc.; Director and Executive Vice President, A I M Management Group Inc.; and Director, A I M Fund Services, Inc., Director, AMVESCAP PLC.

     Robert H. Graham is Director, President and Chief Executive Officer, A I M Management Group Inc.; Director and President, A I M Advisors, Inc.; Director and Senior Vice President, A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc., and Fund Management Company; Director, and CEO, Managed Products AMVESCAP PLC.

     Gary T. Crum is Director and President, A I M Capital Management, Inc.; Director and Executive Vice President, A I M Management Group Inc.; Director and Senior Vice President, A I M Advisors, Inc.; and Director, A I M Distributors, Inc. and AMVESCAP PLC.

     W. Gary Littlepage is Director and Senior Vice President, A I M Distributors, Inc., and Vice President, A I M Management Group Inc.

     James L. Salners is Executive Vice President, A I M Distributors, Inc.

     John Caldwell is Senior Vice President, A I M Distributors, Inc., A I M Management Group Inc.; Director and President, A I M Fund Services, Inc.

     Marilyn M. Miller is Senior Vice President, A I M Distributors, Inc. Formerly, Senior Vice President and Director of Marketing, Oppenheimer Funds, Inc.

     Gordon J. Sprague is Senior Vice President, A I M Distributors, Inc.

     Michael C. Vessels is Senior Vice President, A I M Distributors, Inc.

     Gene L. Needles is Senior Vice President, A I M Distributors, Inc.

     Carol F. Relihan is Director, Senior Vice President, General Counsel and Secretary, A I M Advisors, Inc.; Senior Vice President, General Counsel and Secretary, A I M Management Group Inc.; Director, Vice President and General Counsel, Fund Management Company; General Counsel and Vice President, A I M Fund Services, Inc.; and Vice President, A I M Capital Management, Inc. and A I M Distributors, Inc.

     Dawn Hawley is Chief Financial Officer, Treasurer and Senior Vice President of A I M Management Group Inc.; Director, Senior Vice President and Treasurer of A I M Advisors, Inc.; Vice President and Treasurer of A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and Fund Management Company.

     B. J. Thompson is First Vice President, A I M Distributors, Inc.

     Mary A. Corcoran is Senior Vice President, A I M Fund Services, Inc. and Vice President of A I M Distributors, Inc.

     James R. Anderson is Vice President, A I M Distributors, Inc. and Fund Management Company. Formerly, Vice President, EQ Financial Consultants, Inc.

     Mary K. Coleman is Vice President, A I M Distributors, Inc.

     Melville B. Cox is Vice President and Chief Compliance Officer A I M Advisors, Inc., A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and Fund Management Company.

     Glenda A. Dayton is Vice President, A I M Distributors, Inc. Formerly, Financial Planner, American Express.

     Sidney M. Dilgren is Vice President, A I M Distributors, Inc.; and Senior Vice President, A I M Fund Services, Inc.

     Tony D. Green is Vice President, A I M Distributors, Inc.; and Senior Vice President, A I M Fund Services, Inc.

     Charles H. McLaughlin is Vice President, A I M Distributors, Inc. Formerly, Vice President, GT Global Mutual Funds.

     Ivy B. McLemore is Vice President, A I M Distributors, Inc.

     Ofelia M. Mayo is General Counsel, Vice President and Assistant Secretary, A I M Distributors, Inc.; Assistant General Counsel and Assistant Secretary,
A I M Capital Management, Inc., A I M Fund Services, Inc. and Fund Management Company and Assistant General Counsel, Assistant Secretary and Vice President, A I M Advisors, Inc.

     Terri L. Randsell is Vice President, A I M Distributors, Inc.

     Kamala C. Sachidanandan is Vice President, A I M Distributors, Inc. Formerly, Manager of Retirement Technical Marketing, Variable Annuity Life Insurance Company.

     Christopher T. Simutis is Vice President, A I M Distributors, Inc.

     Gary K. Wendler is Vice President, A I M Distributors, Inc. Formerly, Assistant Vice President and Assistant Portfolio Manager, Transamerica Fund Management, Fixed Income.

     Norman W. Woodson is Vice President, A I M Distributors, Inc. Formerly, Manager, Print Communications, American Capital Management.

     Mr. Bauer and Mr. Graham are directors or trustees of, and Messrs. Bauer, Graham and Ms. Relihan are officers of, some or all of the investment companies advised or managed by AIM. Directors of the Sponsor do not receive any compensation for their services. Officers and employees of the Sponsor receive no compensation from the Sponsor, but are compensated by AIM Management. All officers and employees of the Sponsor are currently covered by a fidelity bond in the amount of $35,000,000. AIM, a wholly owned subsidiary of AIM Management, acts as investment advisor of the Fund and receives a fee from the Fund for its services.

     The Sponsor is the principal underwriter of the Fund and the following other open-end investment companies advised or managed by AIM: AIM Advisor Funds, Inc., AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Series Trust, AIM Special Opportunities Funds, AIM Tax-Exempt Funds and AIM Variable Insurance Funds.

GENERAL

     The Plans are organized under and are governed by the laws of the Commonwealth of Massachusetts. The Plans are considered to be a unit investment trust under the 1940 Act and are so registered with the SEC. Such registration does not imply supervision of management or investment practices or policies by the SEC.

     AIM Summit Investors Plans II are presently offered in all states.

     This Prospectus omits some of the information contained in the registration statement filed with the SEC. You may obtain copies of the registration statement, including items omitted herein, from the SEC by paying the charges prescribed under its rules and regulations.

                  TRANSCRIPT OF A HYPOTHETICAL PLAN ACCOUNT(1)

                            Amount of Payment          Deductions from Payments on Principal
                       ------------------------------------------------------------------------
                                                            (1)             (2)         (3)
                                                     ------------------------------------------
                                                       UNDERWRITING
                        MONTHLY FOR                    COMMISSIONS,
                       FIRST YEAR AND                LOADING FEES AND
                          ANNUALLY                   ALL OTHER SIMILAR   INSURANCE     OTHER
   DATE OF PAYMENT       THEREAFTER     CUMULATIVE        CHARGES        PREMIUMS    DEDUCTIONS
   ---------------     --------------   ----------   -----------------   ---------   ----------
July 1, 2008.........       600           6,000              0               0           0
July 1, 2007.........       600           5,400              0               0           0
July 1, 2006.........       600           4,800              0               0           0
July 1, 2005.........       600           4,200              0               0           0
July 1, 2004.........       600           3,600              0               0           0
July 1, 2003.........       600           3,000              0               0           0
July 1, 2002.........       600           2,400              0               0           0
July 1, 2001.........       600           1,800              0               0           0
July 1, 2000.........       600           1,200              0               0           0
June 1, 2000.........        50             600             25               0           0
May 1, 2000..........        50             550             25               0           0
April 1, 2000........        50             500             25               0           0
March 1, 2000........        50             450             25               0           0
February 1, 2000.....        50             400             25               0           0
January 1, 2000......        50             350             25               0           0
December 1, 1999.....        50             300             25               0           0
November 1, 1999.....        50             250             25               0           0
October 1, 1999......        50             200             25               0           0
September 1, 1999....        50             150             25               0           0
August 1, 1999.......        50             100             25               0           0
July 19, 1999........        50              50             25               0           0

                             Balance of payments on
                       principal available for investment
                                in trust property
                       -----------------------------------

                          MONTHLY FOR
                         FIRST YEAR AND                       LIQUIDATING
                            ANNUALLY                            VALUE OF
   DATE OF PAYMENT         THEREAFTER         CUMULATIVE     CERTIFICATE(2)
   ---------------     ------------------   --------------   --------------
July 1, 2008.........          600               5,700               --
July 1, 2007.........          600               5,100               --
July 1, 2006.........          600               4,500               --
July 1, 2005.........          600               3,900               --
July 1, 2004.........          600               3,300               --
July 1, 2003.........          600               2,700               --
July 1, 2002.........          600               2,100               --
July 1, 2001.........          600               1,500               --
July 1, 2000.........          600                 900               --
June 1, 2000.........           25                 300               --
May 1, 2000..........           25                 275               --
April 1, 2000........           25                 250               --
March 1, 2000........           25                 225           418.95
February 1, 2000.....           25                 200           379.38
January 1, 2000......           25                 175           306.78
December 1, 1999.....           25                 150           272.70
November 1, 1999.....           25                 125           227.50
October 1, 1999......           25                 100           173.12
September 1, 1999....           25                  75           124.65
August 1, 1999.......           25                  50            98.40
July 19, 1999........           25                  25            48.23

---------------

(1) The transcript assumes that there has been no lapse or cancellation of your Plan.


(2) The inception date of Class II Shares is July 19, 1999. Liquidation value is determined the last day of each month.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of
A I M Distributors, Inc. and Planholders of AIM Summit Investors Plans II:

We have audited the accompanying statement of assets and liabilities of AIM Summit Investors Plans II as of October 31, 1999, and the related statements of operations and changes in net assets for the period July 19, 1999 (date sales commenced) through October 31, 1999. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as trust property as of October 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AIM Summit Investors Plans II as of October 31, 1999, the results of its operations, and the changes in its net assets for the period July 19, 1999 (date sales commenced) through October 31, 1999 in conformity with generally accepted accounting principles.


/s/ KPMG LLP
KPMG LLP

Houston, Texas
February 11, 2000

                         AIM SUMMIT INVESTORS PLANS II

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1999

ASSETS:
  AIM Summit Fund, Inc. shares, at value (Plans' investment
     $680,255)..............................................  $714,342
  Cash......................................................    22,781
                                                              --------
     Total assets...........................................   737,123
                                                              --------
LIABILITIES:
  Custodian charges payable.................................    22,356
  Creation and sales charges payable........................         0
  Due to AIM Summit Fund, Inc. .............................       425
                                                              --------
     Total liabilities......................................    22,781
                                                              --------
NET ASSETS (Equivalent to $20.12 per share based on 35,504
  shares of capital stock owned on outstanding plans).......  $714,342
                                                              ========

                            STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED OCTOBER 31, 1999

Investment income:
  Dividends received on shares of AIM Summit Fund, Inc......  $     0
Expenses....................................................        0
                                                              -------
Net investment income.......................................        0
                                                              -------
Realized gain (loss) and unrealized appreciation on
  investments:
  Net realized gain (loss) on plan liquidations.............     (114)
  Unrealized appreciation of investments....................   34,088
                                                              -------
Net increase in net assets resulting from operations........  $33,973
                                                              =======

                       See Notes to Financial Statements.

                         AIM SUMMIT INVESTORS PLANS II

                       STATEMENT OF CHANGES IN NET ASSETS
    FOR THE PERIOD JULY 19, 1999 (DATE SALES COMMENCED) TO OCTOBER 31, 1999

                                                                     1999
                                                              ------------------
                                                               AMOUNT     SHARES
                                                              ---------   ------
Net asset value at beginning of
  period....................................................  $       0        0
Planholders investments:
  Additions from Planholder Payments........................    971,918
  Less:
     Creation and sales charges.............................   (263,504)
     Custodian charges......................................          0
                                                              ---------
  Amount invested in AIM Summit Fund, Inc. shares...........    708,414   36,977
Net investment income reinvested:
  Net investment income.....................................          0
  Less: Amount paid in cash.................................          0
                                                              ---------   ------
                                                                      0        0
Net realized gain (loss) on plan
  liquidations..............................................       (114)
Unrealized appreciation (depreciation) of investments.......     34,088
Planholder liquidations.....................................    (28,046)  (1,473)
                                                              ---------   ------
Net asset value at end of period............................  $ 714,342   35,504
                                                              =========   ======

                       See Notes to Financial Statements.

                         AIM SUMMIT INVESTORS PLANS II

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1999

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     AIM Summit Investors Plans II is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission. The following significant accounting policies are in conformity with generally accepted accounting principles for unit investment trusts.

     A. Security Valuation:

        The investment, which consists exclusively of shares of AIM Summit Fund, Inc., is valued at the net asset value of AIM Summit Fund, Inc. shares on October 31, 1999.

     B. Federal Income Taxes:

        No provision is made for Federal income taxes as all income dividends and capital gain distributions received by Planholders are treated as if received directly from the underlying Fund.

     C. Transaction Dates:

        Share transactions are recorded on a trade date basis. Dividend income and capital gain distributions are recorded on the ex-dividend date.

NOTE 2 -- PLANHOLDERS' COST OF AIM SUMMIT FUND, INC. AND VALUE OF PLANS OUTSTANDING

     The investment in AIM Summit Fund, Inc. is carried at identified cost, which represents the amount available for investment (including reinvested dividends of net investment income and realized gains) in such shares after deduction of sales charges and custodian fees, if applicable, and unrealized market appreciation. The net value of Plans outstanding is as follows:

                               PLANS OUTSTANDING
                                OCTOBER 31, 1999

Total payments made by Planholders on Plans outstanding
  (net of liquidations).....................................  $ 943,758
Net investment income dividends reinvested..................          0
                                                              ---------
          Total.............................................    943,758
Less:
  Creation and Sales Charges................................   (263,504)
  Custodian charges.........................................          0
                                                              ---------
Net investment in AIM Summit Fund, Inc. shares (identified
  cost).....................................................    680,254
Unrealized appreciation of investments......................     34,088
                                                              ---------
Value of Plans outstanding..................................  $ 714,342
                                                              =========

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
A I M Distributors, Inc.:

We have audited the accompanying statement of financial condition of A I M Distributors, Inc. (the Company), as of December 31, 1999, and the related statements of operations, changes in stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of A I M Distributors, Inc., as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                     /s/ ARTHUR ANDERSEN LLP

                                         ARTHUR ANDERSEN LLP

Houston, Texas
January 24, 2000

                            A I M DISTRIBUTORS, INC.

                        STATEMENT OF FINANCIAL CONDITION
                            AS OF DECEMBER 31, 1999

                                        ASSETS
CASH EQUIVALENTS, affiliated registered investment companies............   $ 5,012,253
ACCOUNTS RECEIVABLE:
  Due from dealers for sales of capital stock of affiliated
     registered investment companies........................  $1,803,252
  Due from affiliated registered investment companies.......   3,683,507
  Commissions receivable....................................   1,509,287
  Other accounts receivable.................................       2,461     6,998,507
                                                              ----------
SEGREGATED TRUST........................................................     1,122,274
OTHER ASSETS............................................................        32,141
                                                                           -----------
                                                                           $13,165,175
                                                                           ===========
                         LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Due to affiliated registered investment companies for sales of capital
     stock..............................................................   $ 1,801,834
  Due to dealers for redemptions from affiliated registered investment
     companies..........................................................       976,465
  Due to affiliated companies...........................................     2,093,208
  Deferred tax payable..................................................     2,375,669
  State taxes payable...................................................        19,213
  Accounts payable and accrued expenses.................................       169,530
                                                                           -----------
          Total liabilities.............................................     7,435,919
STOCKHOLDER'S EQUITY:
  Common stock, $1 par value, 1,000 shares authorized, 10
     shares issued and outstanding..........................  $       10
  Additional paid-in capital................................   1,378,990
  Retained earnings.........................................   4,350,256
                                                              ==========
          Total stockholder's equity....................................     5,729,256
                                                                           -----------
                                                                           $13,165,175
                                                                           ===========

   The accompanying notes are an integral part of these financial statements.

                            A I M DISTRIBUTORS, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INCOME:
  Underwriting income, net of dealers' concessions........................    $ 15,776,857
  Marketing servicing fees................................................     134,700,000
  Distribution fees.......................................................      27,894,225
  Sponsor fees on periodic payment investment plans,
     net of commissions paid..............................................         689,566
  Interest income.........................................................         414,224
                                                                              ------------
          Total operating income..........................................     179,474,872
                                                                              ------------
EXPENSES:
  Allocations from parent company...........................  $105,285,482
  Compensation allocation from parent company...............    71,294,554
                                                              ------------
          Total operating expenses........................................     176,580,036
                                                                              ------------
          Income before income taxes......................................       2,894,836
INCOME TAX EXPENSE (BENEFIT):
  Current...................................................  $ (1,166,934)
  Deferred..................................................     2,456,586       1,289,652
                                                              ------------    ------------
          Net income......................................................    $  1,605,184
                                                                              ============

   The accompanying notes are an integral part of these financial statements.

                            A I M DISTRIBUTORS, INC.

                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                 ADDITIONAL                       TOTAL
                                                       COMMON     PAID-IN       RETAINED      STOCKHOLDER'S
                                                       STOCK      CAPITAL       EARNINGS         EQUITY
                                                       ------    ----------    -----------    -------------
BALANCE, December 31, 1998...........................   $10      $1,378,990    $ 7,737,072     $ 9,116,072
  Net income.........................................    --              --      1,605,184       1,605,184
  Dividends paid.....................................    --              --     (4,992,000)     (4,992,000)
                                                        ---      ----------    -----------     -----------
BALANCE, December 31, 1999...........................   $10      $1,378,990    $ 4,350,256     $ 5,729,256
                                                        ===      ==========    ===========     ===========

   The accompanying notes are an integral part of these financial statements.

                            A I M DISTRIBUTORS, INC.

                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................                 $ 1,605,184
  Deferred tax provision....................................                   2,456,586
  Change in operating assets and liabilities --
       Increase in accounts receivable......................  $(1,373,859)
       Decrease in other assets.............................          427
       Increase in segregated trust account.................     (201,729)
       Decrease in amounts due to affiliated registered
        investment companies for sales of capital stock.....      (16,145)
       Increase in due to dealers for redemptions from
        affiliated registered investment companies..........      215,376
       Decrease in due to affiliated companies..............     (746,118)
       Decrease in state taxes payable......................     (185,328)
       Decrease in accounts payable and accrued expenses....      (18,757)
                                                              -----------
               Total change in operating assets and
                liabilities.................................                  (2,326,133)
                                                                             -----------
               Net cash provided by operating activities....                   1,735,637
                                                                             -----------
CASH FLOWS FROM FINANCING ACTIVITIES -- Dividends paid......                  (4,992,000)
                                                                             -----------
               Net cash used in financing activities........                  (4,992,000)
                                                                             -----------
NET DECREASE IN CASH EQUIVALENTS............................                  (3,256,363)
CASH EQUIVALENTS, beginning of year.........................                   8,268,616
                                                                             -----------
CASH EQUIVALENTS, end of year...............................                 $ 5,012,253
                                                                             ===========

   The accompanying notes are an integral part of these financial statements.

                            A I M DISTRIBUTORS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

     A I M Distributors, Inc. (the Company), is a wholly owned subsidiary of
A I M Advisors, Inc. (Advisors). Advisors is owned by A I M Management Group Inc., which in turn is owned by AVZ, Inc. (AVZ), the ultimate U.S. parent of the Company. AVZ is owned by AMVESCAP PLC, a publicly traded holding company that, through its subsidiaries, is engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

     The Company acts as the principal underwriter and distributor for affiliated registered investment companies.

  Cash Equivalents

     The Company considers all highly liquid assets such as cash in banks and amounts in affiliated money market funds to be cash equivalents.

  Securities Transactions

     Securities transactions are recorded on a settlement date basis which is normally the third business day following the trade date (settlement date basis as compared to trade date basis has no material effect on the Company's financial position or results of operations). The Company accounts for its investments at fair market value.

  Concentration of Credit Risk

     The Company is engaged in brokerage activities in which counterparties primarily include broker-dealers. In the event that counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparty. It is the Company's policy to review, as necessary, the credit standing of each counterparty.

  Segregated Trust Account

     The segregated trust account represents a U.S. Government agency discount note on deposit in a segregated trust account as required by the Investment Company Act of 1940. The required amount is determined in accordance with the requirements of the Investment Company Act of 1940 to provide cash reserves for refunds that may be required if investors in a unit investment trust exercise their right to surrender or withdraw. This note is recorded at fair market value at December 31, 1999.

  Underwriting Income

     Underwriting income represents sales charges on sales of capital stock of affiliated registered investment companies, net of concessions paid to other dealers in the amount of $9,841,870.

  Distribution Fees

     The Company receives fees from affiliated registered investment companies pursuant to 12b-1 plans (Investment Company Act of 1940) adopted by the affiliated registered investment companies. Such fees are paid to the Company as compensation for expenses incurred by the Company for the distribution of shares of the affiliated registered investment companies. The fees are based on a specified annual percentage of a fund's average daily net assets.

  Transactions With Affiliated Companies

     The Company is allocated expenses by an affiliated company based upon estimates of time devoted to the operations of the Company by personnel of the affiliated company and usage of shared facilities. The Company is also allocated revenue from affiliated companies for services performed in marketing efforts for affiliated registered investment companies managed by those companies.

     The Company has entered into an agreement with A I M Management Group Inc. (Management), whereby Management provides funding to the Company for payment of Class B and Class C share commissions. Management obtains the rights to certain future revenues to be generated by the Class B and Class C shares under the respective fund's 12b-1 plan provisions and contingent

                            A I M DISTRIBUTORS, INC.

deferred sales charge (CDSC) provisions for a purchase price equal to a percentage of the price at which each Class B and Class C share is sold. Such transactions occur daily and have been accounted for as sale transactions. No gain or loss from this arrangement is reflected in the Company's financial statements since the amount paid by Management equals the commissions paid by the Company relating to the sale of Class B and Class C shares. Accordingly, amounts received from the respective funds under the 12b-1 plan provisions and CDSC provisions are not recorded as revenue by the Company as Management owns the rights to such fees.

  Federal Income Taxes

     For federal income tax purposes, the Company's income is included in the consolidated income tax return filed by AVZ. Deferred and current taxes are provided at the statutory rate in effect during the year (35 percent) by the members of the consolidated group based on the amount that the respective member would pay or have refunded if it were to file a separate return. The effective tax rate was 44.6 percent due primarily to the effect of state taxes and other nondeductible items.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. NET CAPITAL REQUIREMENTS

     In accordance with regulations of the Securities and Exchange Commission, the Company must maintain minimum net capital, as defined, and a ratio of aggregate indebtedness to net capital that does not exceed 15 to 1, as defined. At December 31, 1999, the Company had net capital of $1,722,419 which exceeded required net capital of $235,246 by $1,487,173. The ratio of aggregate indebtedness to net capital was 2.05 to 1 at December 31, 1999.

3. SUBORDINATED DEBT

     The Company had no subordinated debt at December 31, 1999, or at any time during the year then ended.

                       CONTENTS OF REGISTRATION STATEMENT


     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The Prospectus consisting of 28 pages.

     Signatures.

     Written consents of the following persons:

               Arthur Andersen LLP
               KPMG LLP


         The following exhibits:



Exhibit Number                  Description
--------------                  -----------
1.A(1)(a)             -         Custodian  Agreement,  dated April 29, 1999  between A I M  Distributors,  Inc. and
                                State Street Bank and Trust Company was filed  electronically  as an Exhibit to the
                                Registrant's   Initial   Registration   Statement  on  April  30,   1999,   and  is
                                incorporated by reference herein.

1.A(1)(b)             -         Form of  Amendment  to the  Custodian  Agreement,  dated  April 29,  1999,  between
                                A I M Distributors,  Inc.  and  State  Street  Bank  and  Trust  Company was filed electronically as an Exhibit to the Registrant's Post-Effective Amendment No. 2 on
                                April 27, 2000, and is incorporated by reference herein.

1.A(2)                -         None.

1.A(3)(a)             -         None.

1.A(3)(b)             -         Form of Dealer  Agreement  between A I M  Distributors,  Inc. and selected  dealers was filed  electronically  as an Exhibit to the Registrant's  Initial  Registration
                                Statement on April 30, 1999.

1.A(3)(c)             -         AIM Summit Investors Plans II Commission  Schedule was filed  electronically  as an
                                Exhibit to the Registrant's Initial  Registration  Statement on April 30, 1999, and
                                is incorporated by reference herein.

1.A(4)                -         None.

1.A(5)(a)             -         None.

1.A(6)(a)             -         Certificate of  Incorporation,  as amended,  of A I M Distributors,  Inc. was filed electronically  as an Exhibit to the Registrant's  Initial  Registration  Statement
                                on April 30, 1999, and is incorporated by reference herein.

1.A(6)(b)             -         Amended and Restated By-Laws of A I M Distributors,  Inc. dated  February 11,  1997 was filed  electronically  as an Exhibit to the Registrant's  Initial  Registration
                                Statement on April 30, 1999, and is incorporated by reference herein.

1.A(7)                -        None.

Exhibit Number                  Description
--------------                  -----------
1.A(8)(a)(i)          -         Distribution  Agreement  between A I M  Distributors,  Inc.  and A I M Summit Fund,
                                Inc.,  dated  February  28,  1997 was filed  electronically  as an  Exhibit  to the
                                Registrant's Initial  Registration  Statement on April 30, 1999, and is incorporated by reference herein.

1.A(8)(a)(ii)         -         Amendment No. 1, dated March 1, 1999, to the Distribution  Agreement  between A I M
                                Distributors,  Inc. and AIM Summit  Fund,  Inc.  dated  February 28, 1997 was filed electronically  as an Exhibit to the Registrant's  Initial  Registration  Statement
                                on April 30, 1999, and is incorporated by reference herein.

1.A(8)(a)(iii)        -         Form of  Distribution  Agreement  between  A I M Distributors,  Inc. and AIM Summit
                                Fund was filed electronically as an Exhibit to the Registrant's Post-Effective
                                Amendment No. 2 on April 27, 2000, and is incorporated by reference herein.

1.A(9)(a)             -         None.

1.A(10)(a)            -         Form of AIM Summit  Investors  Plans  Application  was filed  electronically  as an
                                Exhibit to the Registrant's Initial Registration Statement on April 30, 1999, and is
                                incorporated by reference herein.

2.                    -         Opinion  and  Consent  of  Ballard  Spahr  Andrews  &  Ingersoll,  LLP,  was  filed electronically  as an Exhibit to the Registrant's  Initial  Registration  Statement
                                on April 30, 1999, and is incorporated by reference herein.

3.A                   -         Omitted Financial Statements - None.

3.B(1)                -         Consent of Arthur Andersen LLP is filed electronically herewith.

3.B(2)                -         Consent of KPMG LLP is filed electronically herewith.

4.                    -         None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Sponsor of the Registrant certifies that the Registrant meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Houston and State of Texas on the 28th day of June, 2000.

                           REGISTRANT: AIM SUMMIT INVESTORS PLANS II

                                   By: A I M DISTRIBUTORS, INC.

ATTEST:

                                   By: /s/ MICHAEL J. CEMO
                                      ------------------------------
                                       Michael J. Cemo, President

/s/ KATHLEEN J. PFLUEGER
-------------------------------
Kathleen J. Pflueger, Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


            SIGNATURE                   TITLE                         DATE
            ---------                   -----                         ----

                                President and Director           June 28, 2000
/s/ MICHAEL J. CEMO          (Principal Executive Officer)
--------------------------
   (Michael J. Cemo)

                                    Chairman and                 June 28, 2000
/s/ CHARLES T. BAUER                  Director
--------------------------
   (Charles T. Bauer)


/s/ GARY T. CRUM                      Director                   June 28, 2000
--------------------------
     (Gary T. Crum)


/s/ ROBERT H. GRAHAM                  Director                   June 28, 2000
--------------------------
   (Robert H. Graham)


/s/ W. GARY LITTLEPAGE                Director                   June 28, 2000
--------------------------
   (W. Gary Littlepage)

                             Vice President and Treasurer        June 28, 2000
/s/ DAWN M. HAWLEY             (Principal Financial and
--------------------------         Accounting Officer)
     (Dawn M. Hawley)

                                INDEX TO EXHIBITS

Exhibit Number                  Description
--------------                  -----------

3.B(1)                -         Consent of Arthur Andersen LLP

3.B(2)                -         Consent of KPMG LLP